UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, ForUse by the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

WELLS FARGO VARIABLE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

Notes:

IMPORTANT NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING THE TOLL-FREE

NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY.

IF YOU HAVE ANY QUESTIONS YOU MAY CALL

1-800-290-6424 TOLL-FREE FROM 8:00 A.M. TO 10:00 P.M. EASTERN TIME.

YOU ALSO MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM.

A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

November     , 2004

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Variable Trust’s International Equity Fund (the “Fund”), to be held at 10:00 a.m. (Pacific time), on January 14, 2005, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California.

We are seeking your approval of a sub-advisory agreement (the “Definitive Agreement”) with New Star Institutional Managers Limited (“New Star”) for the Fund (the “Proposal”). The Board of Trustees of Wells Fargo Variable Trust unanimously selected New Star to replace Wells Capital Management Incorporated (“WCM”) as investment sub-adviser for the Fund because the Board believes that New Star’s experience and investment record using a blend investment style in managing other international equity accounts, and the various features of the approach described above, should enable the Fund to pursue its objective more effectively. It is also believed that such specific management style may lead to enhanced performance. The Board considered the historical investment results of the Fund with those of other international equity accounts managed by New Star using its investment style, and also considered that New Star’s investment style compared favorably in terms of lower risk exposure and improved tax efficiency.

If the Definitive Agreement is approved, there will be no change in the Fund’s investment objective, but there may be changes to the principal investment strategies, investment restrictions, permissible investments or risk considerations as a result of the new investment style brought by New Star. Although there will be an increase in sub-advisory fees, because the sub-advisory fees are paid by the primary investment adviser to the Fund, the increase will not affect the fees that Fund shareholders pay. Further, shareholders of the Fund will not bear any of the expenses associated with this proxy solicitation.

The Board of Trustees of Wells Fargo Variable Trust unanimously recommends that you vote to approve the Definitive Agreement.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at www.proxyvote.com. If you have any questions about the proxy materials or the Proposal, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

Sincerely,

Karla M. Rabusch, President

Wells Fargo Variable Trust

2

INTERNATIONAL EQUITY FUND

OF

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JANUARY 14, 2005

To Variable Trust International Equity Fund Shareholders:

A special meeting of shareholders (the “Meeting”) of the Variable Trust International Equity Fund will be held at 10:00 a.m. (Pacific time) on January 14, 2005, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, for the purpose of considering and voting upon the following:

1.	Approval of a sub-advisory agreement with New Star Institutional Managers Limited.

2.	Such other business as may properly come before the Meeting or any adjournment(s).

Item 1 (the “Proposal”) is described in the attached Proxy Statement.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU

VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on October 22, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at www.proxyvote.com. If you have any questions about the proxy materials or the Proposal, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

By Order of the Board of Trustees,

C. David Messman, Secretary

Wells Fargo Variable Trust

November     , 2004

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

PROXY STATEMENT

November     , 2004

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

This document is a proxy statement (the “Proxy Statement”), and is being furnished to shareholders of Wells Fargo Variable Trust’s (“Variable Trust’s”) International Equity Fund (the “Fund”). It contains the information that shareholders of the Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference. The shareholders of the Fund are being asked to vote on the following:

Proposal	Shareholders Entitled to Vote
Approval of a sub-advisory agreement with New Star Institutional Managers Limited (“New Star”)	Shareholders of the International Equity Fund of Variable Trust

It is expected that this Proxy Statement will be mailed to shareholders in early November 2004.

PROPOSAL:

APPROVAL OF A SUB-ADVISORY AGREEMENT WITH NEW STAR

Summary

At an in-person meeting held on August 10, 2004, the Board of Trustees (the “Board”) of Variable Trust unanimously selected New Star to replace Wells Capital Management Incorporated (“WCM”) as sub-adviser to the Fund, and approved an investment sub-advisory agreement with New Star on behalf of the Fund (the “Definitive Agreement”) and an interim sub-advisory agreement with New Star on behalf of the Fund (“Interim Agreement”) to provide continuous sub-advisory services to the Fund during the interim period before the Definitive Agreement is approved by Fund shareholders. Effective September 15, 2004, New Star assumed the day-to-day investment advisory responsibilities for the Fund’s assets pursuant to the Interim Agreement. The Board’s decisions were based primarily on its findings that New Star’s investment style offers the potential for better investment results than the investment strategy that is currently being used. In deciding to replace WCM with New Star, the Board compared various features of WCM’s investment strategies as well as the historical investment results of the Fund with those of other funds and accounts with similar investment strategies managed by New Star using its investment style. The Board also found that New Star’s investment style compared favorably in terms of historical investment risks (measured by volatility) and expected transaction costs and tax efficiency.

Wells Fargo Funds Management, LLC (“Funds Management”) will continue to serve as the Fund’s primary investment adviser. In a situation such as this, where a change in sub-adviser has occurred before shareholders have had the opportunity to approve a new investment sub-advisory agreement, Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) allows a mutual fund’s board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. Shareholders must approve a new investment sub-advisory agreement within a specified period of time in order for the fund to continue to receive contractual sub-advisory services from that investment sub-adviser after the end of the interim period, which can be no longer than 150 days from the termination date of the previous sub-advisory agreement. Accordingly, New Star is permitted to continue to serve as investment sub-adviser to the Fund until February 10, 2005, by which time Fund shareholders will have to approve the new investment sub-advisory agreement.

Accordingly, the Board, on behalf of the Fund, seeks shareholder approval of the Definitive Agreement among Variable Trust, Funds Management and New Star. The Definitive Agreement will succeed the Interim Agreement in replacing the prior sub-advisory agreement among Variable Trust, Funds Management, and WCM on behalf of the Fund (the “Prior Agreement”). A copy of the “form of” Definitive Agreement is attached as Exhibit A to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE TO APPROVE THE DEFINITIVE AGREEMENT AMONG VARIABLE

TRUST, FUNDS MANAGEMENT AND NEW STAR.

Terms of the Prior Agreement

The date of the Prior Agreement is September 20, 1999, as amended. The Board, including a majority of the non-interested Trustees, last approved the Prior Agreement, as amended, on August 5, 2003. Under the Prior Agreement, Funds Management pays WCM a sub-advisory fee based on the Fund’s average daily net asset value, computed and paid monthly, at the following rates:

International Equity Fund – Variable Trust

Sub-Adviser	Sub-Advisory Fee
WCM	$ 0-200M >$200M	0.35 0.25	% %

For the Fund’s most recent fiscal year ended December 31, 2003, WCM received an aggregate amount of $47,891.44 in sub-advisory fees for rendering sub-advisory services to the Fund under the Prior Agreement. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers. The Prior Agreement was terminated on September 15, 2004 for the reasons described below in “Board Consideration and Approval of the Interim and Definitive Agreements” and, effective September 15, 2004, New Star assumed day-to-day investment advisory responsibilities for the Fund.

Terms of the Interim Agreement

Under the Interim Agreement, New Star is responsible for investment decisions and supplies investment research and portfolio management services. New Star is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Fund shall bear all expenses incurred by New Star in connection with the provisions of services under the Interim Agreement. The Interim Agreement became effective with respect to the Fund after it was approved in accordance with the requirements of the 1940 Act and executed by the Fund. The Interim Agreement will continue in effect for no longer than 150 days following the date on which the Prior Agreement had terminated.

Information about New Star

New Star is a wholly-owned investment adviser subsidiary of New Star Asset Management Group. New Star is a company organized under the laws of England and Wales, with its principal place of business at 1 Knightsbridge Green, London, SW1X 7NE.

The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. No officers or trustees of Variable Trust are officers, directors, employees, shareholders or general partners of New Star. No officers or trustees of Variable Trust have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.

Name and Address	Position at New Star	Principal Occupation(s)
Deborah J. Weekes	Director and Head of Finance	Same as position at New Star

Rupert Ruvigny	Director and Chief Operating Officer	Same as position at New Star

Howard Covington	Director and Chief Executive Officer	Same as position at New Star

Christie B. Sanders	Director and Fixed Income Fund Manager	Same as position at New Star

Mark S. Beale	Director and Co-Head Institutional	Same as position at New Star

Richard D. Lewis	Director and Co-Head Institutional	Same as position at New Star

Keith C. Brown	Director and Head of Business Development	Same as position at New Star

Anna E. Kirk	Director and Head of Fund Administration	Same as position at New Star

John L. Duffield	Chairman	Same as position at New Star

New Star Institutional Managers Holdings Limited 1 Knightsbridge Green London, SW1X 7NE	Direct Parent Company Controlling Owner	N/A

New Star Asset Management Group Limited 1 Knightsbridge Green London, SW1X 7NE	Ultimate Parent Company Controlling Owner	N/A

The chart below lists certain required information about funds with similar investment objectives as the Fund that are advised or sub-advised by New Star.

Name of Fund	Asset Size(1) (in millions)	Annual Sub-advisory Fee(2)		Waivers/Reimbursements
Frontegra New Star International Equity Fund	$12.0	0-$100M > $100M	0.33% 50% of net advisory fee	None

(1)	Total assets as of June 30, 2004.
(2)	The annual sub-advisory fee is expressed as a percentage of the average daily net asset value of the Fund. The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets, as indicated above.

Terms of the Definitive Agreement

The terms of the Definitive Agreement are generally the same as those of the Interim Agreement with specific differences described below. Under the specific terms of the Definitive Agreement, New Star would be responsible, subject to oversight by Funds Management as the Fund’s primary investment adviser, and by the Board of Trustees of Variable Trust, for managing the investment and reinvestment of the Fund’s assets in a manner consistent with the Fund’s investment objectives, policies and restrictions, and applicable federal and state law. As such, New Star would have full discretion and be authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

For providing these services under the Interim Agreement, New Star is compensated at the same fee rates previously paid to WCM, as described in the table under “Terms of the Prior Agreement” above. These interim fees are lower than New Star’s ongoing sub-advisory fees under the Definitive Agreement, which is shown in the table below. Upon shareholder approval of the Definitive Agreement, New Star will be entitled to receive from Funds Management (not from the Fund) a one-time, initial up-front payment equal to the difference between its ongoing fee under the Definitive Agreement and the lower fee paid to it during the interim period, in addition to its ongoing sub-advisory fee pursuant to the Definitive Agreement. Because this one-time payment and the ongoing fees are paid by Funds Management out of its advisory fee, they will not affect the fees that Fund shareholders pay.

For providing ongoing services under the Definitive Agreement, New Star would be entitled to receive ongoing sub-advisory fees based on the Fund’s average daily net asset value, computed and paid monthly, at the rates in the chart below. Funds Management would be solely responsible for paying these fees as well as the one-time fees.

Sub-Adviser	Sub-Advisory Fee
New Star	$ 0-50M >$ 50M – 550M >$ 550M	0.35 0.29 0.20	% % %

The proposed sub-advisory fees and asset breakpoint levels are higher under the Definitive Agreement than under the Prior Agreement, but because New Star is paid only out of the advisory fees from Funds Management, the increase will not affect the fees that Fund shareholders would pay.

The Definitive Agreement also requires New Star to report to the Board each calendar quarter regarding the investment performance of the Fund, important developments that will affect Variable Trust, the Fund or New Star, and any other information that New Star may believe is appropriate. In addition, the Definitive Agreement requires that New Star furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund on its own initiative or upon request by the Board or Funds Management.

The Definitive Agreement also specifies that New Star’s primary consideration in effecting a security transaction will be to obtain for the Fund the best price and execution available under the circumstances. As such, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if New Star determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Accordingly, in compliance with the federal securities laws and subject to any policies determined by the Board, New Star may cause the Fund to pay a broker who provides certain research and brokerage services to them an amount of commission for effecting a portfolio investment transaction that exceeds the amount of commission that another broker or dealer would have charged, in recognition of the brokerage and research services furnished. Provided the investment objective of the Fund is satisfied, the Definitive Agreement also provides that New Star may aggregate sales and purchase orders of securities held in the Fund with those of other portfolios that New Star manages, if, in its reasonable judgment, that aggregation will result in an overall economic benefit to the Fund and New Star complies with all applicable pronouncements and interpretations of the Securities and Exchange Commission (the “SEC”) regarding the aggregation of trades. New Star may from time to time employ or sub-contract certain persons appropriate or necessary to assist in the execution of its duties at its expense, so long as such persons do not relieve New Star of its responsibilities or liabilities under the Definitive Agreement.

New Star will pay its own expenses for services to be provided by it under the Definitive Agreement, as well as reasonable out-of-pocket costs incurred by Funds Management or Variable Trust for amending the Trust’s registration statement or supplementing the Fund’s prospectus solely to reflect a change in the personnel of New Star; or to obtain shareholder approval of a new sub-advisory agreement because of a “change in control” (as defined in Section 2(a)(9) of the 1940 Act) of New Star. Except for expenses assumed by New Star, the Fund is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes; legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; and the cost of printing and distributing prospectuses, reports, notices and other materials to the Fund’s shareholders.

In carrying out its obligations under the Definitive Agreement, New Star would be obligated to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to New Star; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, and any rules and regulations adopted by the SEC thereunder; the registration statement of Variable Trust as it may be amended from time to time; the Declaration of Trust of Variable Trust, as it may be amended from time to time; the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); and, any other applicable provisions of state or federal law. Under the terms of the Definitive Agreement, New Star is obligated to notify Funds Management promptly if it violates any of the above.

If approved by shareholders of the Fund, the Definitive Agreement will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, provided that the continuance of the Definitive Agreement is approved annually by vote of the Board or by a vote of a majority of the Fund’s outstanding securities. The Definitive Agreement may be terminated at any time without penalty by vote of the Board, vote of a majority of the Fund’s outstanding voting securities, or by Funds Management or New Star upon 60 days written notice to the other party. Consistent with the federal securities laws, the Definitive Agreement also would terminate upon any “assignment” (as defined in the 1940 Act). If shareholders fail to approve the Definitive Agreement, the Board will consider what further action is appropriate and New Star will continue to manage the Fund’s assets in accordance with the terms of the Interim Agreement until the Interim Agreement terminates.

Board Consideration and Approval of the Interim Agreement and Definitive Agreement

At its August 10, 2004 regular Board meeting, the Board received detailed information and a presentation concerning New Star’s experience, personnel, investment processes and strategies, performance history, and the similarities and differences between the Prior Agreement and WCM’s style of management and the Interim and Definitive Agreements and proposed style of international equity management by New Star. The Board also was advised of and received materials regarding the standards applicable under the 1940 Act in determining whether to approve the Interim Agreement. The information provided to the Board included a presentation and summary of the significant differences between New Star’s and WCM’s investment style methodologies, including New Star’s proposed blend investment style for the Fund. The Board considered the potential style-specific and manager-specific risks for the Fund as a result of hiring New Star as the new sub-adviser, the change in sub-advisory fees, and how the sub-advisory services proposed to be provided to the Fund by New Star are designed to positively impact the Fund’s performance. The Board also compared the historical performance of the New Star-advised fund and other accounts and the performance of the Fund as sub-advised by WCM. While noting that past performance is not indicative of future results, the Board found that the historical performance of the fund and accounts sub-advised by New Star was superior to that of the Fund and was achieved with lower price volatility risk.

At this Board meeting, the Board, including the Trustees who are “non-interested” as defined by the 1940 Act, unanimously approved the Interim and Definitive Agreements based on these considerations. Specifically, the Board determined that New Star’s experience and investment record using a blend investment style in managing other international equity funds and accounts, and the various features of the approach described above, should enable the Fund to pursue its objective more effectively. The Board recommended the approval of the Definitive Agreement in part based on the fact that Fund shareholders would not bear any costs associated with the proxy solicitation, that the compensation payable under the Definitive Agreement was fair and equitable, and that the increase in sub-advisory fees payable by Funds Management was justified by the specific international equity fund management style brought by New Star and the potential enhancement of performance of the Fund as a result.

New Star’s Prior Performance History

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund and further, does not reflect fees charged by variable life insurance policies or variable annuity contracts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Annual Total Returns as of December 31

Best	Qtr.: Q4 ’99 • 30.47% Worst Qtr.: Q3 ’02 • (19.63)%

Average annual total returns

for the period ended 12/31/03	1 year	5 years	Since inception
New Star Composite Performance	38.59%	3.86%	5.69%
MSCI/EAFE Index[1]	38.59%	(0.09)%	4.44%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

The Board unanimously recommends that you vote in favor of the Definitive Agreement among Variable Trust, Funds Management and New Star.

OTHER INFORMATION

Funds Management serves as the Fund’s investment adviser and administrator. Its address is 525 Market Street, San Francisco, California 94105. Stephens Inc. serves as the Fund’s principal underwriter. Its address is 111 Center Street, Little Rock, Arkansas 72201.

Additional information about the Fund is available in:

•	The Prospectus for the Fund;

•	The Statement of Additional Information, or SAI, for the Fund;

•	The annual report to shareholders for the fiscal year ended December 31, 2003 and the semi-annual report to shareholders for the six-month period ended June 30, 2004 of the Fund of Variable Trust.

Copies of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.
(duplicating fee required)

By Phone:	1-800-SEC-0330
(duplicating fee required)

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov

By Internet:	www.sec.gov
(Information about the Fund may be found under Wells Fargo Variable Trust.)

The principal terms of the Definitive Agreement are summarized in the Proxy Statement. A copy of the Definitive Agreement is attached as Exhibit A.

VOTING INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Variable Trust to solicit your vote to approve the Definitive Agreement with New Star, at a special meeting of shareholders (the “Meeting”). The Meeting will be held on January 14, 2005, at 10:00 a.m. (Pacific time) for the Fund of Variable Trust in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, 94105.

Shareholders of record of the Fund who own shares on October 22, 2004 are eligible to vote on the Definitive Agreement.

Variable Trust Voting Information:

As of the record date, various participating insurance companies, on behalf of their separate accounts, were the primary shareholders of record of the Fund of Variable Trust. The insurance companies have advised Variable Trust that they will vote shares of the Fund held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held.

Contract holders have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. Contract holders do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity or policy contract.

The participating insurance companies have advised Variable Trust that they will vote the shares attributable to assets held in the sub-accounts for which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions.

General Voting Information:

You may vote in one of four ways.

•	Complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Call the toll-free number printed on your proxy ballot and follow the instructions provided.

•	Vote on the internet at www.proxyvote.com and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the internet or telephone, you will need the “control number” that is printed on your ballot.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal, as applicable.

Only shareholders of record on October 22, 2004 are entitled to vote at the Meeting. Each whole and fractional share of the Fund held as of October 22, 2004 is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of the Fund is required to constitute a quorum. Approval of the Definitive Agreement requires approval by the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

The election inspectors will count your vote at the Meeting, if cast in person or by proxy. The election inspectors will count:

•	votes cast “FOR” approval of the proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast “FOR” the proposal;

•	abstentions and broker non-votes of shares (in addition to votes cast) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether the proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate, who will not be paid for their services, the Wells Fargo Funds or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $66,681, plus out-of-pocket expenses, for their services. Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Fund will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

As of October 14, 2004, the Fund had 4,061,136.932 shares outstanding.

PRINCIPAL SHAREHOLDERS

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Fund. To the knowledge of Variable Trust, the following persons are the only persons who owned of record or beneficially, 5% or more of the outstanding shares of the Fund, as of October 14, 2004.

Fund	Name and Address	Type of Ownership	% of Fund
International Equity Fund (Variable Trust)	IDS Life Insurance Corp Acct #4WI 229 AXP Financial Center Minneapolis, MN 55474-0002	Single Class: Record	59.88%

	Hartford Life & Annuity Insurance Separate Account ATTN: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	Record	16.46%

	American Skandia Life SAB PO Box 883 Shelton, CT 06484-0883	Record	8.46%

	American Enterprise Life Insurance Corporation Acct WIEQ1 IDS Tower 10 T11/125 Minneapolis, MN 55440	Record	8.08%

	IDS Life Insurance Company of NY Acct #7WI 229 AXP Financial Center Minneapolis, MN 55474-0002	Record	6.24%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment power, it may be presumed to control the Fund.

In addition, Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, holds certain shares of the Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. It is estimated that such shares represent less than 5% of the shares of the Fund. Wells Fargo Bank, N.A. intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of October 14, 2004, the Officers and Trustees of Variable Trust, as a group, owned less than 1% of the shares of the Fund.

ANNUAL MEETINGS OF SHAREHOLDERS

Variable Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Variable Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Variable Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

SHAREHOLDER INQUIRIES

If you have any questions about the proxy materials or the Proposal, please call your trust officer, investment professional, or Wells Fargo Funds Investor Services at 1-800-222-8222. You also may call D.F. King, Inc. at 1-800-290-6424.

EXHIBIT A – FORM OF DEFINITIVE AGREEMENT WITH NEW STAR

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO VARIABLE TRUST,

WELLS FARGO FUNDS MANAGEMENT, LLC

AND NEW STAR INSTITUTIONAL MANAGERS LIMITED

This AGREEMENT is made as of this     th day of February 2005, between Wells Fargo Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and New Star Institutional Managers Limited(the “Sub-Adviser”), a company organized under the laws of England and Wales, with its principal place of business at 1 Knightsbridge Green, London, SW1X7NE.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the Fund’s assets, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested by the Adviser.

The Sub-Adviser is regulated by the UK Financial Services Authority in the conduct of its regulated activities. The Adviser is an Intermediate Customer within the meaning of the Financial Services and Markets Act 2000 and the Sub-Adviser will provide its services hereunder on that basis.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed

Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;

(b)	The Registration Statement filed with the Commission under the 1940 Act and the Securities Act;

(c)	The Advisory Agreement; and

(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;

(b)	The Sub-Adviser’s most recent balance sheet;

(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and

(d)	The results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to its activities as an investment adviser.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the Sub-Adviser’s provision of services hereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the Sub-Adviser’s provision of services hereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objective of the Fund is adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser’s fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. Upon receipt of shareholder approval of this Agreement, the Sub-Adviser shall be entitled to receive from the Adviser, a one-time, initial up-front payment equal to the difference between its ongoing fee under this Agreement and the lower fee paid to it during the term of the Interim Sub-Advisory Agreement between the parties, dated September 15, 2004. In addition, as compensation for the ongoing sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)	(i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b)	by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Upon termination of this Agreement, the Sub-Adviser shall be entitled to receive all fees and other monies accrued due up to the date of such termination but shall not be entitled to compensation in respect of such termination. Termination of this Agreement shall be without prejudice to the completion of transactions already initiated. Such transactions will be completed by the Sub-Adviser as soon as practicable.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. The Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions.

Section 16. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1 Knightsbridge Green, London SW1V 2AR United Kingdom, Attention: Mark Beale/Anna Kirk.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the Fund’s account and, in making investment decisions for the Fund, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO VARIABLE TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:
Mark Beale
Director

APPENDIX A

Variable Trust Fund
International Equity Fund

APPENDIX B

WELLS FARGO VARIABLE TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the     th day of February, 2005, by and between Wells Fargo Variable Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and New Star Institutional Managers Limited (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated below;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the Fund’s average daily net assets throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate
International Equity Fund	$0-50M $50M – 550M >$550M	0.35 0.29 0.20	% % %

B-1

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO VARIABLE TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:
Mark Beale
Director

B-2

PROXY BALLOT

INTERNATIONAL EQUITY FUND

OF

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

[INSURANCE COMPANY NAME]

THE UNDERSIGNED, REVOKING PREVIOUS PROXIES, HEREBY INSTRUCTS THE ABOVE-REFERENCED INSURANCE COMPANY (THE COMPANY), TO VOTE ALL SHARES OF THE ABOVE-REFERENCED FUND (THE FUND), WHICH ARE HELD IN THE ACCOUNT OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST HAVING A VOTING INTEREST IN THE FUND, TO BE HELD JANUARY 14, 2005, AT 10:00 A.M., PACIFIC TIME, IN THE YOSEMITE CONFERENCE ROOM AT 525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CALIFORNIA, AND AT ANY ADJOURNMENTS OF THE MEETING. THE COMPANY IS HEREBY INSTRUCTED TO VOTE ON THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT AS SPECIFIED BELOW. RECEIPT OF THE FUND’S NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED NOVEMBER     , 2004 IS HEREBY ACKNOWLEDGED.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1. To approve an investment sub-advisory agreement with New Star Institutional Managers Limited on behalf of the Fund.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

Name of Fund	Signature of Shareholder

No. of Shares	Signature of Shareholder

Control No.	Date

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR VOTING INSTRUCTION CARD. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.